Exhibit 99.2

FGL Holdings (“F&G”) - An Operating Segment of Fidelity National Financial, Inc. (NYSE:FNF)
Financial Supplement
June 30, 2020
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. F&G is an operating segment of FNF and these financial statements and exhibits should be read in conjunction with FNF's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

F&G (formerly NYSE:FG) was acquired by FNF (the "Business Combination") on June 1, 2020 ("Closing Date"). As a result of the Business Combination, F&G delisted from the NYSE and became a subsidiary of FNF. Our financial statement presentation includes the financial statements of F&G and its subsidiaries as a standalone entity ("Pre-Merger") for the periods prior to the completion of the Business Combination, and F&G and its subsidiaries as an operating segment of FNF ("Post-Merger") for periods from and after the Closing Date.

All dollar amounts are presented in millions.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze F&G's operating segment performance for the periods presented. These measures should be considered supplementary to our segment financial results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures and are not intended to replace GAAP financial results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Consolidated Financial Highlights

	One month ended	Two months ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Select Income Statement Data:
Net earnings (loss) attributable to common shareholders	(39)	19	(346)	217	58	38

Adjusted earnings (loss) attributable to common shareholders (1)	37	40	33	94	79	65

Select Metrics:
Return on average common shareholders' equity (1)	(16.2)%	209.5%	(118.7)%	39.0%	11.6%	9.6%

Adjusted return on common shareholders' equity, excluding AOCI (1)	16.3%	10.9%	8.1%	21.8%	19.7%	16.6%

Average Assets Under Management ("AAUM") (1)	26,582	29,285	28,924	28,332	27,871	27,388

Net investment spread (1)	3.50%	1.92%	2.24%	2.41%	2.05%	2.26%

Sales
FIA	244	622	831	795	590	767
Fixed rate annuities (MYGA)	14	33	114	126	107	263
Institutional spread based	—	—	100	—	100	92
Total annuity	258	655	1,045	921	797	1,122
Index universal life	4	8	11	11	9	10
Flow reinsurance	34	108	122	122	108	104
Total Sales	$296	$771	$1,178	$1,054	$914	$1,236
(1) Refer to "Non-GAAP Financial Measures Definitions"

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Appendix to Consolidated Financial Highlights
Effective June 1, 2020, certain blocks of business were designated as discontinued operations by FNF. Amounts related to these blocks of business are presented herein as adjustments to key financial metrics, solely for comparison between Pre-Merger and Post-Merger periods. See FNF 10Q for further discussion on discontinued operations.

	One month ended	Two months ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Select Income Statement Data:
Net earnings (loss) attributable to common shareholders	(39)	19	(346)	217	58	38
Less: discontinued operations [(earnings)/loss]	(5)	(22)	155	(46)	(14)	13
As adjusted for discontinued operations	(44)	(3)	(191)	171	44	51

Adjusted Earnings attributable to common shareholders(1)	37	40	33	94	79	65
Less: discontinued operations [(earnings)/loss]	—	8	26	(4)	(18)	(5)
As adjusted for discontinued operations	37	48	59	90	61	60
Less: Notable items [(unfavorable)/favorable] (2)	8	5	(6)	15	2	(4)
As adjusted for discontinued operations and notable items	29	43	65	75	59	64

Select Metrics:

Adjusted return on common shareholders' equity, excluding AOCI (1)	16.3%	10.9%	8.1%	21.8%	19.7%	16.6%
Less: discontinued operations [(earnings)/loss]	—%	5.7%	10.4%	5.3%	(0.5)%	1.6%
As adjusted for discontinued operations	16.3%	16.6%	18.5%	27.1%	19.2%	18.2%

AAUM (1)	26,582	29,285	28,924	28,332	27,871	27,388
Less: discontinued operations [(earnings)/loss]	—	(2,236)	(2,266)	(2,183)	(2,040)	(1,869)
As adjusted for discontinued operations	26,582	27,049	26,658	26,149	25,831	25,519

Net investment spread (1)	3.50%	1.92%	2.24%	2.41%	2.05%	2.26%
Less: discontinued operations [(earnings)/loss]	—%	(0.07)%	(0.02)%	0.03%	0.04%	0.09%
As adjusted for discontinued operations	3.50%	1.85%	2.22%	2.44%	2.09%	2.35%
(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Noteable items from continuing operations. For full list of noteable items, refer to page 8 "Noteable Items"

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Condensed Consolidated Balance Sheets

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Investments:
Fixed maturity securities available for sale, at fair value, net of allowance for credit losses of $15 at June 30, 2020	23,014	21,140	23,726	23,907	23,362
Preferred securities, at fair value	875	873	1,001	1,027	1,084
Equity securities, at fair value	54	42	70	70	60
Derivative investments	333	188	587	454	383
Mortgage loans, net of allowance for credit losses of $28 at June 30, 2020	1,777	1,769	1,267	836	760
Investments in unconsolidated affiliates	1,045	1,071	1,013	923	878
Other long-term investments	404	421	289	155	153
Short-term investments	38	36	38	37	66
Total investments	27,540	25,540	27,991	27,409	26,746
Cash and cash equivalents	909	740	931	953	705
Trade and notes receivables	2	1	1	1	2
Funds withheld for reinsurance receivable, at fair value	—	2,050	2,172	2,045	1,922
Reinsurance recoverable, net of allowance for credit losses of $22 at June 30, 2020	3,182	3,186	3,213	3,250	3,264
Goodwill	1,725	467	467	467	467
Prepaid expenses and other assets	381	384	355	435	356
Lease assets	8	9	9	3	3
Other intangible assets, net	2,060	2,071	1,495	1,438	1,457
Property and equipment, net	2	2	2	1	1
Deferred tax asset	180	264	61	92	150
Assets of discontinued operations	2,502	—	—	—	—
Total assets	$38,491	$34,714	$36,697	$36,094	$35,073

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Condensed Consolidated Balance Sheets (continued)
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Liabilities and Shareholders' Equity
Contractholder funds	26,628	26,226	25,684	25,355	24,828
Future policy benefits	4,092	5,658	5,735	5,714	5,641
Accounts payable and accrued liabilities	1,800	1,828	1,998	1,926	1,824
Notes payable	589	543	542	542	542
Lease liabilities	13	9	9	3	3
Income taxes payable	(24)	(22)	(15)	(21)	(24)
Liabilities of discontinued operations	2,347	—	—	—	—
Total liabilities	35,445	34,242	33,953	33,519	32,814

Shareholders' equity:
Additional paid-in-capital	2,737	2,041	2,032	2,022	2,014
Retained earnings (accumulated deficit)	(39)	(72)	300	85	29
Accumulated other comprehensive income (loss)	348	(1,428)	481	520	251
Treasury stock	—	(69)	(69)	(52)	(35)
Total shareholders' equity	3,046	472	2,744	2,575	2,259
Total liabilities and shareholders' equity	$38,491	$34,714	$36,697	$36,094	$35,073

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Condensed Consolidated Statements of Operations

	One month ended	Two months ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues:
Life insurance premiums and other fees (a)	$20	$52	$41	$43	$51	$45
Interest and investment income	111	111	316	324	301	315
Realized gains and losses (net)	(7)	257	(692)	196	103	135
Total revenues	124	420	(335)	563	455	495
Benefits and expenses:
Benefits and other changes in policy reserves	155	356	(41)	119	331	268
Personnel costs	9	15	21	21	17	19
Other operating expenses	12	40	74	64	28	126
Depreciation and amortization	3	1	(60)	78	14	14
Interest expense	3	5	8	8	8	8
Total benefits and expenses	182	417	2	290	398	435

Pre-tax earnings (loss) from continuing operations	(58)	3	(337)	273	57	60
Federal income tax expense	14	17	(1)	(48)	9	(13)
State income tax expense	—	(1)	—	—	(1)	(1)
Net earnings (loss) from continuing operations	(44)	19	(338)	225	65	46
Earnings from discontinued operations, net of tax	5	—	—	—	—	—
Less Preferred stock dividend	—	—	(8)	(8)	(7)	(8)
Net earnings (loss) attributable to common shareholders	$(39)	$19	$(346)	$217	$58	$38
(a) Included within "Escrow, title-related and other fees" in FNF 10-Q

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Reconciliation from Net Earnings (Loss) to Adjusted Earnings (1)

	One month ended	Two months ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net earnings (loss) from continuing operations	$(44)	$19	$(338)	$225	$65	$46
Less Preferred stock dividend	$—	$—	$(8)	$(8)	$(7)	$(8)
Net earnings (loss) attributable to common shareholders	$(44)	$19	$(346)	$217	$58	$38
Non-GAAP adjustments (1):
Realized (gains) and losses, net	52	68	94	(34)	(26)	(32)
Indexed product related derivatives	42	(28)	287	(134)	63	69
Purchase price amortization	2	—	—	—	—	—
Transaction costs	7	4	34	11	(6)	(3)
Income taxes on non-GAAP adjustments	(22)	(23)	(36)	34	(10)	(7)
Adjusted earnings attributable to common shareholders	$37	$40	$33	$94	$79	$65

Notable Items
Each quarterly reporting period, we identify notable items that help explain the trends in our Net earnings (loss) from continuing operations attributable to common shareholders and Adjusted earnings (loss) from continuing operations attributable to common shareholders as we believe these items provide further clarity to the financial performance of the business.

	One month ended	Two months ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Adjusted earnings attributable to common shareholders (1)	$37	$40	$33	$94	$79	$65
Notable items [(unfavorable)/favorable]
Project expenses (a)	—	(2)	(2)	(10)	—	(11)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (b)	4	6	(5)	15	(2)	3
Assumption review and unlocking (c)	—	(4)	—	4	7	—
Other (d)	4	5	(25)	15	15	4
(1) Refer to "Non-GAAP Financial Measures Definitions"
(a) Costs incurred during research and exploration of potential merger or acquisition of a business or a group of insurance policies via asset acquisition or (inforce) reinsurance agreement.
(b) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(c) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations. Also, annually in the 3rd calendar quarter, we complete our Annual Assumption Review & Unlocking process by adjusting our valuation assumptions to align with actual experience.
(d) Bond prepayment income, changes in tax valuation, and other net activity.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Adjusted Earnings Statement (1)

	One month ended	Two Months Ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues:
Life insurance premiums and other fees (a)	20	42	53	44	49	48
Interest and investment income (b)	120	200	317	324	301	315
Realized gains and losses (net) (c)	4	22	(34)	23	5	11
Total revenues	144	264	336	391	355	374
Benefits and expenses:
Benefits and other changes in policy reserves (d)	60	131	161	151	175	93
Personnel costs	9	15	21	21	17	19
Other operating expenses (e)	4	37	41	53	35	130
Depreciation and amortization (f)	23	32	27	42	34	31
Interest expense	3	5	8	8	8	8
Total benefits and expenses	99	220	258	275	269	281

Pre-tax earnings (loss) from continuing operations	45	44	78	116	86	93
Federal Income Tax Expense	(8)	(5)	(37)	(14)	—	(20)
State Income Tax Expense	—	1	—	—	—	—
Adjusted earnings	$37	$40	$41	$102	$86	$73
Less Preferred stock dividend	$—	$—	$(8)	$(8)	$(7)	$(8)
Adjusted earnings attributable to common shareholders	$37	$40	$33	$94	$79	$65
Noteable items included in adjusted earnings attributable to common shareholders(2)	$8	$5	$(32)	$24	$20	$(4)

(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Refer to page 8 "Noteable Items" for further detail of noteable items.
(a) Life insurance premiums and other fees have been adjusted to remove the effect of cost of reinsurance.
(b) Interest and investment income has been adjusted to remove the market volatility on the alternative investment portfolio for periods after March 31, 2020.
(c) Realized gains and losses (net) have been adjusted to remove the effect of realized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the change in fair value of the reinsurance related embedded derivative.
(d) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, and the fair value impacts of assumed reinsurance.
(e) Other operating expenses have been adjusted to remove the effects of transaction costs.
(f) Depreciation and amortization has been adjusted to remove the impact on DAC, VOBA, DSI and SOP03-1 of the adjustments above, as applicable, and purchase price amortization.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Reconciliation of Total Shareholders' Equity to Common Shareholders' Equity Excluding AOCI

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total shareholders' equity	3,046	472	2,743	2,575	2,260
Equity attributable to preferred shareholders (1)	—	446	438	430	422
Common shareholders' equity	3,046	26	2,305	2,145	1,838
AOCI	348	(1,428)	481	520	251
Total common shareholders' equity excluding AOCI (1)	$2,698	$1,454	$1,824	$1,625	$1,587

Reconciliation of Return on Equity (ROE) to Adjusted ROE

	Twelve months ended
Reconciliation of the Twelve Month Rolling ROE to Adjusted ROE	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity (1)	(16.2)%	(2.2)%	29.4%	7.5%	8.2%
AOCI	(1.0)%	0.1%	0.3%	(0.9)%	(2.2)%
Return on average common shareholders' equity, excluding AOCI (1)	(17.2)%	(2.1)%	29.7%	6.6%	6.0%

Aggregate adjustments to arrive at adjusted earnings available to common shareholders (2)	33.5%	18.9%	(9.7)%	12.7%	12.3%
Adjusted return on common shareholders' equity, excluding AOCI (1)	16.3%	16.8%	20.0%	19.3%	18.3%

	Three months ended
Reconciliation of Quarterly ROE to Adjusted ROE	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity (1)	(16.2)%	(118.7)%	39.0%	11.6%	9.6%
AOCI	(1.0)%	34.3%	11.3%	2.8%	0.1%
Return on average common shareholders' equity, excluding AOCI (1)	(17.2)%	(84.4)%	50.3%	14.4%	9.7%

Aggregate adjustments to arrive at adjusted earnings available to common shareholders (2)	33.5%	92.6%	(28.5)%	5.3%	6.9%
Adjusted return on common shareholders' equity, excluding AOCI (1)	16.3%	8.1%	21.8%	19.7%	16.6%

(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Refer to "Reconciliation from Net Earnings (Loss) to Adjusted earnings" for further details on individual adjustments

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Financial Strength Ratings

	A.M. Best	S&P	Moody's	Fitch
Holding Company Ratings
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BBB-	Ba2	BBB
Outlook		Stable	Stable	Negative
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BBB-	Ba1	BBB
Outlook		Stable	Stable	Negative
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BBB-	Not Rated	BBB
Outlook	Stable	Stable		Negative
Senior Unsecured Notes	bbb-	BBB	Baa2	BBB
Outlook	Stable		Stable

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	A-	Baa1	A-
Outlook	Stable	Stable	Stable	Negative
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	A-	Not Rated	A-
Outlook	Stable	Stable		Negative
F&G Reinsurance Ltd
Financial Strength Rating	A-	Not Rated	Not Rated	BBB
Outlook	Stable			Negative
F&G Life Re Ltd
Financial Strength Rating	Not Rated	A-	Baa1	BBB
Outlook		Stable	Stable	Negative
*Reflects current ratings and outlooks as of date of filing

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Total Product Net Investment Spread
	One month ended	Two months ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$111	$111	$317	$324	$301	$315
AAUM (1)	26,582	29,285	28,924	28,332	27,871	27,388
Yield on AAUM (1)	5.01%	2.27%	4.38%	4.57%	4.32%	4.60%
Alternative investment yield adjustment (1)	0.41%	1.83%
Adjusted Yield on AAUM (1)	5.42%	4.10%

Interest credits	$21	$53	$76	$76	$79	$82
Option & futures costs	19	43	60	63	63	62
Total interest credited and option costs	$40	$96	$136	$139	$142	$144
Average account value	25,330	26,463	25,453	25,476	25,049	24,568
Interest credited & option cost	1.92%	2.18%	2.14%	2.16%	(2.27)%	2.34%
Net investment spread (1)	3.50%	1.92%	2.24%	2.41%	2.05%	2.26%

(1) Refer to "Non-GAAP Financial Measures Definitions" for further details. Periods after April 1, 2020 include alternative investment yield adjustment.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

FIA Net Investment Spread
	One month ended	Two months ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$68	$57	$216	$223	$196	$197
AAUM (1)	18,267	18,623	18,111	17,628	17,120	16,648
Yield on AAUM (1)	4.47%	1.84%	4.77%	5.06%	4.57%	4.73%
Alternative investment yield adjustment (1) (a)	0.59%	2.67%
Adjusted Yield on AAUM (1)	5.06%	4.51%

Interest credits	$4	$8	$13	$14	$13	$13
Option & futures costs	$19	$43	$60	$63	$63	$62
Total interest credited and option costs	23	51	73	77	76	75
Average account value	17,688	17,501	17,065	16,565	16,213	15,850
Interest credited & option cost	1.59%	1.76%	1.72%	1.85%	1.88%	1.89%
Net investment spread (1)	3.47%	2.75%	3.05%	3.21%	2.69%	2.84%

(1) Refer to "Non-GAAP Financial Measures Definitions" for further details. Periods after April 1, 2020 include alternative investment yield adjustment.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Average Assets Under Management Rollforward

	One month ended	Two months ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
AAUM at beginning of period (1)	$26,529	$28,924	$28,332	$27,871	$27,388	$25,862
Net new business sales	66	473	600	494	484	492
Net reinsurance transactions and other	(13)	(112)	(8)	(33)	(1)	1,034
AAUM at end of period	$26,582	$29,285	$28,924	$28,332	$27,871	$27,388
(1) Beginning balance for June 30, 2020 represents assets under management at June 1, 2020 and reflects $2.3 billion decrease from the exclusion of discontinued operations and $0.5 billion decrease from purchase accounting mark-to-market effect as compared to the May 31, 2020 ending balance.

Annuity Account Balance Rollforward (a)

	One month ended	Two months ended	Three months ended
	June 30, 2020	May 31, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Post-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger	Pre-Merger
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Account balances at beginning of period	$21,332	$20,999	$20,402	$20,052	$19,701	$19,191
Net deposits	245	675	940	920	696	1,047
Surrenders, withdrawals, deaths, etc.	(161)	(381)	(452)	(675)	(420)	(436)
Net flows	84	294	488	245	276	611

Premium and interest bonuses	4	12	17	19	16	16
Fixed interest credited and index credits	29	50	123	118	86	95
Guaranteed product rider fees	(7)	(23)	(31)	(32)	(27)	(27)
Account balance at end of period	$21,442	$21,332	$20,999	$20,402	$20,052	$19,701
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	June 30, 2020
	(Unaudited)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$404	$2,309
0.0% < 2.0%	15	50
2.0% < 4.0%	19	429
4.0% < 6.0%	483	1,569
6.0% < 8.0%	1,281	2,167
8.0% < 10.0%	1,500	4,177
10.0% or greater	3	7,035
	$3,705	$17,736

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	June 30, 2020
	(Unaudited)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$496	$1,271
0.0% - 1.0%	194	1,420
1.0% - 2.0%	753	32
2.0% - 3.0%	2,262	2
Allocated to index strategies	—	15,011
	$3,705	$17,736

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)

Summary of Invested Assets by Asset Class

	June 30, 2020			December 31, 2019
	Post-Merger			Pre-Merger
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$35	$35	—%	$33	$34	—%
United States Government sponsored entities	122	123	—%	133	134	—%
United States municipalities, states and territories	1,321	1,361	5%	1,284	1,343	5%
Foreign Governments	150	155	1%	138	155	1%
Corporate securities:
Finance, insurance and real estate	4,081	4,184	15%	4,038	4,234	15%
Manufacturing, construction and mining	778	799	3%	739	771	3%
Utilities, energy and related sectors	2,320	2,375	9%	2,345	2,452	9%
Wholesale/retail trade	1,587	1,635	6%	1,576	1,617	6%
Services, media and other	2,366	2,436	9%	2,353	2,523	9%
Hybrid securities	970	975	4%	983	1,027	4%
Non-agency residential mortgage-backed securities	783	766	3%	784	820	3%
Commercial mortgage-backed securities	2,423	2,560	9%	2,788	2,922	10%
Asset-backed securities	1,685	1,717	6%	1,774	1,813	6%
CLO securities	3,816	3,893	14%	3,946	3,881	14%
Alternative investments	1,044	1,045	4%	1,084	1,077	4%
Equity securities	929	929	3%	999	1,002	4%
Commercial mortgage loans	576	583	2%	422	435	2%
Residential mortgage loans	1,201	1,177	4%	845	848	3%
Other (primarily derivatives and limited partnerships)	752	760	3%	628	867	3%
Short term investments	38	38	—%	38	38	—%
Total (a)	$26,977	$27,546	100%	$26,930	$27,993	100%
(a) Asset duration, including cash and cash equivalents, of 6.51 years and 6.63 years vs. liability duration of 6.79 years and 6.80 years for the periods ending June 30, 2020 and December 31, 2019, respectively.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Credit Quality of Fixed Maturity Securities

	June 30, 2020
	(Unaudited)
NAIC Designation	Fair Value	Percent
1	$12,309	53%
2	9,099	40%
3	1,182	5%
4	291	1%
5	132	1%
6	1	—%
	$23,014	100%

	June 30, 2020
	(Unaudited)
Rating Agency Rating	Fair Value	Percent
AAA	$531	2%
AA	1,528	7%
A	6,398	28%
BBB	8,280	36%
Not rated	4,234	18%
Total investment grade	20,971	91%
BB	1,471	7%
B and below	491	2%
Not rated	81	—%
Total below investment grade	2,043	9%
	$23,014	100%

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	June 30, 2020
	(Unaudited)
Total by collateral type	Amortized Cost	Fair Value
Government agency	$114	$113
Prime	588	574
Subprime	81	79
Alt-A	122	123
	$905	$889

	June 30, 2020
	(Unaudited)
Total by NAIC designation	Amortized Cost	Fair Value
1	$855	$839
2	39	39
3	1	1
4	10	10
5	—	—
	$905	$889

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Top 10 Holdings by Issuers

	June 30, 2020
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
HP Enterprise Co	$132	0.5%
HSBC Holdings	132	0.5%
Prudential Financial Inc	115	0.4%
Metropolitan Transportation Authority (NY)	113	0.4%
Verizon Communications Inc.	113	0.4%
AT&T Inc.	111	0.4%
Blackstone Div Alt Issuer	107	0.4%
CVI CVF III Master Fund II LL	106	0.4%
Nationwide Mutual Insurance Company	105	0.4%
Entergy Corp	105	0.4%
(a) Issuers excluding U.S. Governmental securities.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Top 5 Reinsurers

		June 30, 2020
		(Unaudited)
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Fitch	Moody's
Wilton Re	$1,478	A+	Not Rated	A+	Not Rated
Kubera Insurance (SAC) Ltd	828	Not Rated	Not Rated	Not Rated	Not Rated
Security Life of Denver	153	Not Rated	A+	A	A3
Hannover Re	130	A+	AA-	Not Rated	Not Rated
London Life	126	A+	Not Rated	Not Rated	Not Rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Non-GAAP Financial Measures Definitions
The following represents the definitions of non-GAAP measures used by F&G, as an operating segment of FNF:
Adjusted Earnings
Adjusted Earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted earnings is calculated by adjusting net earnings (loss) from continuing operations to eliminate:
(i) Realized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment ("OTTI") losses, recognized in operations; the impact of market volatility on the alternative asset portfolio; and the effect of changes in fair value of the reinsurance related embedded derivative;
(ii) Indexed product related derivatives: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impact of assumed reinsurance,
(iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset (VODA)) recognized as a result of acquisition activities, and
(iv) Transaction costs: the impacts related to acquisition, integration and merger related items.
Adjustments to Adjusted Earnings are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

Effective April 1, 2020, F&G changed their definition of Adjusted Earnings to exclude the impact of market volatility on the alternative asset portfolio. Alternative investment valuations and GAAP net income can reflect significant non-cash impacts of market and economic conditions that are not indicative of expected returns over the life of the investments. Management invests in alternative investments to back future policyholder obligations consistent with its asset liability management strategy. Management evaluates the performance of the alternative investments and calculates Adjusted Earnings using a rate of return that is consistent with its investment strategy and indicative of expected returns. Management believes this change provides users of the financial statements and other financial communications a more representative view of the results of the core business of F&G for the periods after April 1, 2020. Previous periods have not been adjusted.
Adjusted Earnings Attributable to Common Shareholders
Adjusted Earnings attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. Adjusted Earnings attributable to common shareholders is calculated by adjusting net earnings (loss) available to common shareholders to eliminate the same items as described in the Adjusted Earnings paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.
Common Shareholders’ Equity
Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Common Shareholders’ Equity Excluding AOCI
Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.
Equity Attributable to Preferred Shareholders
Equity attributable to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of equity that is attributable to preferred stock holders. (Note: F&G no longer has any preferred shareholders following the Business Combination)
Return on Average Common Shareholders’ Equity
Return on Average Common Shareholders' Equity is calculated by dividing net earnings (loss) attributable to common shareholders by total average Common Shareholders’ Equity. Average Common Shareholders Equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders’ Equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to June 1, 2020. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available.
Return on Average Common Shareholders Equity Excluding AOCI
Return on Average Common Shareholders' Equity Excluding AOCI is calculated by dividing net earnings (loss) attributable to common shareholders by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity Excluding AOCI is calculated using the beginning and ending Common Shareholders’ Equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to June 1, 2020. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Adjusted Return on Average Common Shareholders’ Equity Excluding AOCI
Adjusted Return on Common Shareholders’ Equity Excluding AOCI is calculated by dividing Adjusted Earnings Attributable to Common Shareholders’ by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders’ Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders Equity, Excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to June 1, 2020. The rolling average will be updated from the merger date forward to use available historical data points until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on common equity.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2020
(All periods are unaudited)
Average Assets Under Management (AAUM)
AAUM is calculated as the sum of:
(i) total invested assets at amortized cost, excluding derivatives;
(ii) related party loans and investments;
(iii) accrued investment income;
(iv) funds withheld at fair value;
(v) the net payable/receivable for the purchase/sale of investments, and
(iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Alternative Investment Yield Adjustment
Alternative investment yield adjustment is the current period yield impact of market volatility on the alternative investment portfolio. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Adjusted Yield on AAUM
Adjusted Yield on AAUM is calculated by dividing annualized net investment income by AAUM, plus or minus the alternative investment yield adjustment. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Net Investment Spread
Net investment spread is the excess of net investment income, adjusted for market volatility on the alternative asset investment portfolio, earned over the sum of interest credited to policyholders and the cost of hedging our risk on indexed product policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.